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                               MEDIA GENERAL, INC.

                       1997 EMPLOYEE RESTRICTED STOCK PLAN

         Media General, Inc., a corporation organized and existing under the laws of the Commonwealth of Virginia, which, along with its wholly owned subsidiaries, is hereinafter referred to as the "Company", has previously adopted the Media General, Inc. Long Term Incentive Plan, effective May 19, 1995 for officers and other salaried employees of the Company (the "LTIP").

         Under the terms of the LTIP, the Compensation Committee of the Board of Directors of the Company (the "Committee") has the authority to determine and establish the type and number of Awards to be granted, the terms and conditions, including forfeiture provisions of such Awards, and to select the Participants to receive any such Awards, in each case subject to and consistent with the provisions of the LTIP. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the LTIP.

         1. Purpose. The purpose of this plan is to keep personnel of experience and ability in the employ of the Company and its subsidiaries and to compensate them for their contributions to the growth and profits of the Company and its subsidiaries and thereby induce them to continue to make such contributions in the future.

         2.       Definitions.

                  (a)      "Company" shall mean Media General, Inc.

                  (b) "Subsidiary" or "Subsidiaries" shall mean a corporation or corporations of which the Company owns, directly or indirectly, shares having a majority of the voting power for the election of directors.

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d) "Committee" shall mean the Compensation Committee as appointed from time to time by the Board, which shall consist solely of two or more persons who qualify as "Non-Employee Directors" under Rule 16b-3 of the Securities and Exchange Commission and as "Outside Directors" under Section 162(m) of the Internal Revenue Code of 1986.

                  (e) "Plan" shall mean this Media General, Inc., Restricted Stock Plan.

                  (f) "Restricted Share" shall mean the shares of Class A Common Stock of the Company reserved pursuant to Section 3 hereof and any such shares issued to a Recipient pursuant to this Plan.

                  (g) "Recipient" shall mean an employee of the Company or a Subsidiary to whom shares are allocated pursuant to this Plan, or his designated beneficiary, surviving spouse, estate, or legal representative, but for the purposes hereof, any beneficiary, spouse, estate or legal representative shall be considered as one person with the employee.

                  (h) "Disability" shall mean the Recipient's inability to perform the services required by his position with the Company by reason of any medically determinable, physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

         3. Restricted Share Reserve. There shall be established a Restricted Share Reserve to which shall be credited 300,000 shares of the Class A Common Stock of the Company. In the event that the shares of Class A Common Stock of the Company should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Restricted Share Reserve shall be appropriately adjusted to reflect such action. If any such adjustment shall result in a fractional share, such fraction shall be disregarded. Upon the allocation of shares hereunder, the Restricted Share Reserve shall be reduced by the number of Restricted Shares so allocated. Subject to limitations that may be imposed by Rule 16b-3 or other provisions of the federal securities laws at such time, upon the forfeiture of Restricted Shares pursuant to Section 7 hereof, the Restricted Share Reserve shall be increased by such number of Restricted Shares, and such Restricted Shares may again be the subject of allocations hereunder. All authorized and unissued shares issued as Restricted Shares in accordance with the Plan shall be fully paid and non-assessable shares and free from pre-emptive rights.

         4. Eligibility and Making of Allocations. Any salaried executive employee of the Company or any Subsidiary, having substantial responsibility for the direction and management of the Company or any Subsidiary, shall be eligible to receive an allocation of Restricted Shares pursuant to the Plan, except that no employee shall be entitled to receive an allocation of greater than fifty thousand (50,000) Restricted Shares within any two year period.

         From the employees eligible to receive allocations pursuant to the Plan, the Committee may from time to time select those employees to whom Restricted Shares shall be allocated. In selecting those employees to whom an allocation shall be made and in determining the number of Restricted Shares subject thereto, the Committee shall consider the position and responsibilities of the eligible employees, the value of their services to the Company and its Subsidiaries, and such other factors as the Committee deems pertinent. If the Committee elects to award Restricted Shares to any employee, the date of such action shall be the "date of allocation" for purposes of this Plan.

         The aggregate number of Restricted Shares which may be allocated pursuant to this Plan shall not exceed the amount available therefor in the Restricted Share Reserve.

         5. Form of Allocations. Each allocation shall specify the number of Restricted Shares subject thereto, subject to the provisions of Section 4 hereof.

         At the time of making any allocation, the Board shall advise the Recipient and the Company thereof by delivery of written notice.

         The Company shall take such action as shall be necessary to cause any Restricted Shares issued pursuant to this Plan and not previously listed to be listed on the American Stock Exchange and/or such other exchanges on which shares of the same class as the Restricted Shares are then listed.

         The Recipient, by accepting an allocation of Restricted Shares hereunder, agrees that he will not elect to treat the receipt of such Restricted Shares as a taxable event pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended. In addition, the Recipient agrees that at such time that the value of the Restricted Shares is included in his income, the Company shall withhold from issuance that number of Restricted Shares necessary to satisfy the Recipient's applicable federal and state income tax withholding. Thereafter, the Company shall release to the Recipient a certificate evidencing ownership of the balance of Restricted Shares to which the Recipient is entitled, without any restrictions on transfer whatsoever.

         6.       Restrictions.

                  (a) Restricted Shares shall forthwith after the allocation, pursuant to Section 5 hereof, be duly issued or transferred and a certificate or certificates for such shares shall be issued in the Recipient's name. The Recipient shall thereupon be a shareholder with respect to all the Restricted Shares represented by such certificate or certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of Section 6(b) hereof) paid with respect to such shares, provided, however, that such shares shall be subject to the restrictions hereinafter described in Section 6(d). Certificates of stock representing Restricted Shares shall be imprinted with a legend to the effect that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Plan, and the transfer agent for the Common Stock shall be instructed to like effect in respect of such shares. In aid of such restrictions, the Company shall retain the certificate(s) therefor, and the Recipient shall deposit a stock power or other instrument of transfer, appropriately endorsed in blank, with an officer designated by the Committee, which officer shall retain possession of such certificates until the Restricted Period (described in (c) below) expires.

                  (b) In the event that as the result of a stock  split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Recipient shall, as the owner of Restricted Shares subject to restrictions hereunder, be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities, together with an instrument of transfer appropriately endorsed, shall also be imprinted with a legend as provided in Section 6(a) and all provisions of the Plan relating to restrictions and lapse of restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if the Recipient shall receive rights, warrants or fractional interests in respect of any of such Restricted Shares, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by the Recipient free and clear of the restrictions hereafter set forth.

                  (c) The term "Restricted Period" with respect to Restricted Shares (after which restrictions shall lapse) shall mean a period of ten (10) years from the date of allocation of such Restricted Shares to the Recipient (subject to earlier termination pursuant to Section 7(a) below). Notwithstanding the foregoing, at the time Restricted Shares are allocated, the Committee may establish performance targets which, if met, will accelerate the termination of the Restricted Period for such Restricted Shares; provided, however, that the Restricted Period shall not lapse or be terminated as to any Restricted Shares (any such shares being hereafter designated as "Deferred Shares") of a Recipient, if his or her resulting taxable income (should such lapse or termination occur), if added to other income that is not "performance-based" (as that term is defined in regulations promulgated under Section 162(m) of the Internal Revenue Code) received by such Recipient in any year, would exceed $1,000,000. In such event, the Restricted Period for Deferred Shares shall terminate if, and to the extent that, such Recipient's taxable income allocable to Deferred Shares, when added to such Recipient's other income that is not "performance-based," for any year, shall equal $1,000,000. The performance targets, if any, and the number of Restricted Shares affected will be set forth in the notice that will be given to the Recipient advising him of the allocation of Restricted Shares.

                  (d) The restrictions to which Restricted Shares shall be subject shall be as follows:

                  During the Restricted Period applicable to such shares and except as otherwise specifically provided in the Plan, none of such shares shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of.

         7.       Forfeiture of Restricted Shares.

                  (a) If the employment of a Recipient should be terminated during the Restricted Period on account of his death, or on account of his retirement after attaining age sixty-three (63), he shall forfeit and return to the Company the unvested portion of the Restricted Shares that have been issued to him. For this purpose, it will be assumed that Restricted Shares are vested ratably over the one hundred and twenty (120) month period after the Restricted Shares are allocated. The Restricted Period shall automatically terminate for such vested Restricted Shares, and the Company shall release to the Recipient, or the duly qualified personal representative of a deceased Recipient, a certificate for such vested Restricted Shares, without restrictions.

                  (b) If the employment of a Recipient should be terminated during the Restricted Period other than on account of his death or retirement after attaining age sixty-three (63), he shall forfeit and return to the Company all of the Restricted Shares that have been allocated to him.

                  (c) Nothing contained in this Section 7 or elsewhere in this Plan shall preclude the transfer of vested Restricted Shares, on the death of the Recipient, to his legal representatives or his estate or preclude such representatives from transferring such shares, or any of them, to the person or persons entitled thereto by will or by the laws of descent and distribution.

                  (d) All notices in writing required pursuant to this Section 7 shall be sufficient only if actually delivered or if sent via registered or certified mail, postage prepaid, to the Company at its principal office within the City of Richmond, Virginia, and shall be conclusively deemed given on the date of delivery, if delivered or on the first business day following the date of such mailing, if mailed.

         8. Finality of Determinations. The Committee shall administer this Plan and construe its provisions; any determination by the Committee in carrying out, administering or construing this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors, assigns and personal representatives.

         9. Limitations. No person shall at any time have any right to receive an allocation of Restricted Shares hereunder, and no person shall have authority to enter into an agreement for the making of an allocation or to make any representation or warranty with respect thereto.

         Recipients of allocations shall have no rights in respect thereof except as set forth in the Plan. Such rights may not be assigned or transferred except by will or by the laws of descent and distribution, and in the event that any attempt shall be made to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any Restricted Shares held by the Recipient during the Restricted Period then the shares which are the subject of such attempted disposition shall be deemed to be forfeited. Before the actual issuance of Restricted Shares, no such shares shall be earmarked for the Recipients' accounts, nor shall the Recipients have any rights as stockholders with respect to such shares.

         Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company of any Subsidiary.

         10. Amendment, Suspension or Termination of the Plan in Whole or in Part. The Board may amend, suspend or terminate the Plan in whole or in part at any time, provided that any amendment shall not adversely affect rights or obligations with respect to allocations theretofore made; and provided further, that no modification of the Plan by the Board without approval of the stockholders shall (a) increase the maximum number of Restricted Shares reserved pursuant to Section 3; (b) change the provisions of Section 3 with respect to the aggregate number of Restricted Shares which may be allocated under the Plan; or (c) render any member of the Committee eligible to receive an allocation at any time while he is serving on the Committee.

         11. Waiver of Vesting and Benefit Accrual Limitations. The Board may, in its sole discretion, waive, modify or amend all or any portion of the provisions of the Plan that have the effect of limiting the amount or the timing of payments that are to be made under the plan, provided that such waiver, modification or amendment shall not adversely affect rights or obligations with respect to allocations theretofore made. Such action by the Board may be made on a case by case basis or may be made with respect to all Recipients.

         12. Governing Law. The Plan shall be governed by the laws of the Commonwealth of Virginia.

         13. Expenses of Administration. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

         14. Registration of Restricted Shares. The Company shall proceed promptly to register under the Securities Act of 1933 (or similar statute then in effect) all Restricted Shares to the extent that such registration is required under the regulations of the Securities and Exchange Commission.

         The Company at its expense will furnish to each Recipient such number of prospectuses incident to any such registration and indemnify each such Recipient against all claims, losses, damages and liabilities caused by any untrue statement of a material fact contained therein (or in any related registration statement or by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Company by such Recipient expressly for use therein; and, as a condition precedent to the obligations of the Company pursuant to this Section 14, each Recipient will agree in writing to indemnify the Company against all claims, losses, damages and liabilities caused by an untrue statement or omission based upon information furnished to the Company by such Recipient expressly for use therein.

         The Recipient shall furnish the Company such information that may be required and shall fully cooperate with the Company in connection with any registration or filing that may be required at any time with respect to the Restricted Shares.